SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 3, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                     0-26483                  94-3236309
(State or other jurisdiction of      (Commission             (I.R.S. Employer
incorporation or organization)       File Number)         Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

Item 5. Other Events.

On July 3, 2003, VaxGen, Inc. issued a statement that it has every intention of completing its Phase III trial in Thailand, including the final analysis, and announcing the preliminary results, as planned, in the fourth quarter of 2003, in response to several newspaper articles that inaccurately stated that the company was planning to withdraw from its Phase III trial in Thailand.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

Exhibit No.     Description
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99.1            Press release issued by VaxGen, Inc. on July 3, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VaxGen, Inc.
                                           (Registrant)

Dated: July 7, 2003


                                           By: /s/ Carter A. Lee
                                               --------------------------
                                               Carter Lee
                                               Senior Vice President
                                               Finance & Administration

                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press release issued by VaxGen, Inc. on July 3, 2003.